Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Annual Report on Form 10-K/A of PPG Industries, Inc. for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent J. Morales, Senior Vice President and Chief Financial Officer of PPG Industries, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPG Industries, Inc.

/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
June 28, 2018